UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________________________
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 1, 2015

________________________________
E2OPEN, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35598	94-3366487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 East Third Avenue, Suite 400
Foster City, California 94404

(Address of principal executive offices, including zip code)

(650) 645-6500

(Registrant’s telephone number, including area code)

E2open, Inc.

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On April 1, 2015, E2open, Inc. (“E2open”) converted its form of business organization from a Delaware corporation to a Delaware limited liability company pursuant to Section 266 of the Delaware General Corporation Law and Section 18-214 of the Delaware Limited Liability Company Act (the “Conversion”).  Upon the Conversion, E2open changed its name to “E2open, LLC”.  A copy of E2open’s certificate of conversion of a corporation to a limited liability company is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.  A copy of E2open’s certificate of formation is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.  A copy of E2open’s limited liability company agreement is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01  EXHIBITS
(d) The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Certificate of Conversion of E2open, Inc.
3.2	Certificate of Formation of E2open, LLC
3.3	Limited Liability Company Agreement of E2open, LLC

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
E2OPEN, INC.

By:	/s/_Peter J. Maloney_________________
Name: Peter J. Maloney
Title: Chief Financial Officer

Dated: April 2, 2015

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Conversion of E2open, Inc.
3.2	Certificate of Formation of E2open, LLC
3.3	Limited Liability Company Agreement of E2open, LLC